  							       File No. 33-84546
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933



PIONEER EMERGING MARKETS VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class I Shares


                                                        Prospectus, May 1, 2011
                                                 (as revised December 15, 2011)

CONTENTS
--------------------------------------------------------------------------------

Portfolio summary......................................  1
More on the portfolio's investment objective
and strategies.........................................  7
More on the risks of investing in the portfolio........ 10
Management............................................. 14
Pricing of shares...................................... 16
Shareholder information................................ 18
Distributions and taxes................................ 21
Financial highlights................................... 22

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVE
Long-term growth of capital.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.


ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)   CLASS I
----------------------------------------------------------------------------------- --------
Management Fees                                                                       1.15%
-----------------------------------------------------------------------------------    ----
Distribution and Service (12b-1) Fees                                                 0.00%
-----------------------------------------------------------------------------------    ----
Other Expenses                                                                        0.30%
-----------------------------------------------------------------------------------    ----
Total Annual Portfolio Operating Expenses                                             1.45%
-----------------------------------------------------------------------------------    ----

EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



            NUMBER OF YEARS YOU OWN YOUR
                       SHARES
            (WITH OR WITHOUT REDEMPTION)
          ---------------------------------
             1       3       5        10
          ------- ------- ------- ---------
Class I   $148    $459    $792    $1,735
--------- ----    ----    ----    ------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 97% of the average value of the portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The portfolio's investments

Portfolio summary

will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the portfolio may invest in other emerging markets. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).

For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.

The portfolio may use derivatives, including forward foreign currency exchange contracts, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio also may hold cash or other short-term instruments.

The portfolio may lend securities in its portfolio to earn additional income. The portfolio may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help portfolio performance.

The portfolio's investment adviser uses a value approach to select the portfolio's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, the adviser employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the adviser determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, the adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions. Emerging markets issuers may be located in parts of the world that have historically been prone to natural disasters.

GEOGRAPHIC FOCUS RISK. To the extent that the portfolio invests from time to time more than 25% of its assets in issuers located in a particular geographic region, the portfolio may be particularly affected by adverse securities markets, exchange rates and social, political or economic events which may occur in those regions.

CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment regarding the direction of changes in currency exchange rates.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

Portfolio summary

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

SECURITIES LENDING RISK. When lending securities in its portfolio, the portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise voting rights or sell the security.

PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International Emerging Markets Index, a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.

ANNUAL RETURN CLASS I SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]





'01       '02     '03     '04     '05     '06     '07     '08      '09     '10
  -7.19   -1.21   58.17   19.00   37.95   35.77   42.86   -58.20   74.64   15.89



For the period covered by the bar chart:The highest calendar quarterly return was 31.93% (04/01/2009 to 06/30/2009).
The lowest calendar quarterly return was -31.99% (10/01/2008 to 12/31/2008).


AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2010)



                                                                                                                          SINCE
                                                                                                                      INCEPTION
                                                                                          1 YEAR   5 YEAR   10 YEAR  (10/30/98)
                                                                                        -------- -------- --------- -----------
Class I                                                                                  15.89    10.41     14.60        13.79
---------------------------------------------------------------------------------------  -----    -----     -----        -----
Morgan Stanley Capital International Emerging Markets Index (reflects no deduction for
fees, expenses or taxes)                                                                 19.20    13.11     16.23        15.12
---------------------------------------------------------------------------------------  -----    -----     -----        -----

MANAGEMENT


INVESTMENT ADVISER     Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT   Mr. Sean Taylor, head of the global emerging markets equity team, based in
                       London, and a senior vice president of Pioneer, joined Pioneer in 2011
                       (manager of the portfolio since 2011). Prior to joining Pioneer, he was
                       Investment Director, Global Emerging Markets and Frontier Markets, at GAM.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

Portfolio summary

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies


INVESTMENT OBJECTIVE
Long-term growth of capital.

The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objective.


PRINCIPAL INVESTMENT STRATEGIES
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in securities of emerging market issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The portfolio's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the portfolio may invest in other emerging markets. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).

For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds"), including below investment grade convertible debt, or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objective of long-term growth of capital, to diversify the portfolio or for greater liquidity.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Pioneer relies on the knowledge, experience and

More on the portfolio's investment objective and strategies

judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:
oIssuers in countries expected to have economic and market environments that will be positive
oFavorable expected returns relative to perceived risk oCompanies expected to benefit from long-term trends in the economy oLow market valuations relative to expected earnings, assets, cash flow and revenues
oTurnaround potential for companies that have been through difficult periods oManagement with demonstrated ability and commitment to the company oIssuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Pioneer generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The portfolio may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.


DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.


DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
oAs a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates oAs a substitute for purchasing or selling securities oTo increase the portfolio's return as a non-hedging strategy that may be considered speculative
oTo manage portfolio characteristics


SECURITIES LENDING
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. The portfolio may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help portfolio performance.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.


ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time. The portfolio may experience a substantial or complete loss on any individual security.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
oAdverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
oEconomic, political, regulatory and social developments may adversely affect the securities markets
oWithholding and other non-U.S. taxes may decrease the portfolio's return oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

Additional risks of investing in emerging markets include:
oThe extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
oEmerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation oThe portfolio could experience a loss from settlement and custody practices in some emerging markets
oThe possibility that a counterparty may not complete a currency or securities transaction
oSome markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries.

GEOGRAPHIC FOCUS RISK. To the extent that the portfolio invests from time to time more than 25% of its assets in issuers located in a particular geographic region, the portfolio may be particularly affected by adverse securities markets, exchange rates and social, political or economic events which may occur in those regions.

CURRENCY RISK. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

FORWARD FOREIGN CURRENCY TRANSACTIONS RISK. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

More on the risks of investing in the portfolio

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio, and they can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

SECURITIES LENDING RISK. When lending securities in its portfolio, the portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise voting rights or sell the security.

CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objective.

PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

EXPENSE RISK. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2011, assets under management were approximately $258 billion worldwide, including over $58 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate an unaffiliated subadviser or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval.


PORTFOLIO MANAGEMENT
Day-to-day management of the portfolio is the responsibility of Sean Taylor. Mr. Taylor is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and buy and sell recommendations on equity securities and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taylor, head of the global emerging markets equity team, based in London, and a senior vice president of Pioneer, joined Pioneer in 2011. Prior to joining Pioneer, he was Investment Director, Global Emerging Markets and Frontier Markets, at GAM. Mr. Taylor has served as portfolio manager of the portfolio since 2011.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.15% of the portfolio's average daily net assets. The fee is normally accrued daily and paid monthly.

For the fiscal year ended December 31, 2010, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 1.15% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2010.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the portfolio to reflect the security's fair value at the time the portfolio determines its net asset value. The portfolio applies these recommendations in accordance with procedures approved by the Board of Trustees.

To the extent that the portfolio invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than portfolios that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


PIONEER EMERGING MARKETS VCT PORTFOLIO


CLASS I



                                                                      YEAR ENDED   YEAR ENDED
                                                                       12/31/10     12/31/09
                                                                     ------------ ------------
Net asset value, beginning of period                                   $ 27.34      $ 15.84
                                                                       -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.17      $  0.10
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   4.15        11.65
                                                                       -------      -------
  Net increase (decrease) from investment operations                   $  4.32      $ 11.75
Distributions to shareowners:
 Net investment income                                                   (0.14)       (0.25)
 Net realized gain                                                           -            -
                                                                       -------      -------
Total distributions                                                    $ (0.14)     $ (0.25)
Redemption fee                                                         $     -      $     -
Net increase (decrease) in net asset value                             $  4.18      $ 11.50
                                                                       -------      -------
Net asset value, end of period                                         $ 31.52      $ 27.34
                                                                       -------      -------
Total return*                                                            15.89%       74.64%
Ratio of net expenses to average net assets+                              1.45%        1.45%
Ratio of net investment income to average net assets+                     0.66%        0.72%
Portfolio turnover rate                                                     97%          60%
Net assets, end of period (in thousands)                               $65,958      $54,690
Ratios with no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             1.45%        1.45%
 Net investment income                                                    0.66%        0.72%



                                                                      YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                       12/31/08     12/31/07      12/31/06
                                                                     ------------ ------------ --------------
Net asset value, beginning of period                                   $  43.86     $ 34.26       $ 28.09
                                                                       --------     -------       -------
Increase (decrease) from investment operations:
 Net investment income                                                 $   0.39     $  0.11       $  0.27
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  (23.10)      13.83          8.83
                                                                       --------     -------       -------
  Net increase (decrease) from investment operations                   $ (22.71)    $ 13.94       $  9.10
Distributions to shareowners:
 Net investment income                                                    (0.13)      (0.20)        (0.16)
 Net realized gain                                                        (5.18)      (4.14)        (2.77)
                                                                       --------     -------       -------
Total distributions                                                    $  (5.31)    $ (4.34)      $ (2.93)
Redemption fee                                                         $      -     $     -       $  0.00(a)
Net increase (decrease) in net asset value                             $ (28.02)    $  9.60       $  6.17
                                                                       --------     -------       -------
Net asset value, end of period                                         $  15.84     $ 43.86       $ 34.26
                                                                       --------     -------       -------
Total return*                                                            (58.20)%     42.86%        35.77%
Ratio of net expenses to average net assets+                               1.52%       1.40%         1.51%
Ratio of net investment income to average net assets+                      1.44%       0.41%         0.84%
Portfolio turnover rate                                                      65%         54%           49%
Net assets, end of period (in thousands)                               $ 24,424     $47,612       $12,919
Ratios with no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                              1.52%       1.40%         1.51%
 Net investment income                                                     1.44%       0.41%         0.84%

(a)        Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust
PIONEER EMERGING MARKETS VCT PORTFOLIO
CLASS I SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)




























[GRAPHIC APPEARS HERE]



PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   20535-05-1211
                                 (Copyright)2011 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC